Exhibit 24

                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the persons whose signatures appear below constitute and appoint D. Craig Nordlund and Ann O. Baskins, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the Form S-8 Registration Statement pertaining to the Hewlett-Packard Company 1995 Incentive Stock Plan, and any or all amendments (including post-effective amendments) to said Form S-8 Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and these Amendments to Registration Statements have been signed below by the following persons in the capacities and on the dates indicated. Moreover, the undersigned hereby also certify that to the best of their knowledge and belief the issuer meets all of the requirements for filing on Form S-8.


Signature                               Title                         Date
- ---------                               ------                        -----

/s/ Raymond W. Cookingham     Vice President and Controller          3/27/95
- --------------------------    -----------------------------          -------
Raymond W. Cookingham          (Principal Accounting
                                       Officer)

                                      Director
- -------------------------                                            -------
Thomas E. Everhart


                                      Director
- -------------------------                                            -------
John B. Fery


                                      Director
- ------------------------                                             -------
Jean-Paul G. Gimon


/s/ Richard A. Hackborn               Director                       3/25/95
- ------------------------                                             -------
Richard A. Hackborn

Signature                               Title                          Date
- ---------                               -----                          ----


/s/ Harold J. Haynes                   Director                      3/27/95
- ------------------------                                             -------
Harold J. Haynes


/s/ Walter B. Hewlett                  Director                      3/27/95
- ------------------------                                             -------
Walter B. Hewlett


/s/ Shirley M. Hufstedler              Director                      3/24/95
- -------------------------                                            -------
Shirley M. Hufstedler



                                       Director
- ------------------------                                             -------
George A. Keyworth



/s/ Paul F. Miller                     Director                      3/30/95
- ------------------------                                             -------
Paul F. Miller, Jr.



/s/ Susan P. Orr                       Director                      3/29/95
- ------------------------                                             -------
Susan P. Orr



                                       Director
- ------------------------                                             -------
David W. Packard


/s/ Donald E. Petersen                 Director                      4/3/95
- ------------------------                                             -------
Donald E. Petersen



/s/ Lewis E. Platt              Chairman, President and              3/23/95
- -------------------------       Chief Executive Officer              -------
Lewis E. Platt                (Principal Executive Officer)



/s/ Robert P. Wayman             Executive Vice President,           3/23/95
- -------------------------       Finance and Administration           -------
Robert P. Wayman                 (Chief Financial Officer
                                       and Director)